                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the February 22, 1999 Distribution Date

                   For the period beginning on January 1, 1999
                and ending on January 31, 1999 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilties Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

         3.       The undersigned is an Officer of the Master Administrator.

         4.       The date of this Report is February 18, 1999.

         5.       POOL FACTOR.

                  (a)      The Pool Factor with respect to
                           January 1, 1999 was ...........................................      . 13866359
                                                                                            --------------

                  (b)      The Pool Factor with respect to
                           January 31, 1999 was ..........................................       .12774173
                                                                                            --------------

         6.       INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING
                  OF DUE PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           January 1, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was ..............  $ 4,578,671.64
                                                                                            --------------


                                       1

                  (b)      The Seller Certificate Principal Balance as of
                           January 1, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was ..............  $   705,260.39
                                                                                            --------------

         7.       OCCURRENCE OF A REQUIRED RESERVE EVENT

         (a)      The Delinquency Ratio is................................................          *16.55%
                                                                                            --------------

         (b)      The Three Month Delinquency Ratio is....................................          *16.13%
                                                                                            --------------

         (c)      The Gross Loss Ratio is.................................................           12.34%
                                                                                            --------------

         (d)      The Three Month Gross Loss Ratio is.....................................           13.73%
                                                                                            --------------

         (e)      The percentage of eligible claims on the ALPI policy not paid
                  in a timely manner is(*)................................................          *27.44%
                                                                                            --------------

         (f)      The Required Reserve Percentage is......................................           10.00%
                                                                                            --------------

         (g)      * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $350,680.48 of claims which are currently in dispute. Such disputed claims represent 13.95% of all eligible claims.

                  SEE ANNEX C.1 FOR RATIO CALCULATIONS.

         8.       AGGREGATE MONTHLY SERVICING FEE.

                  (a)      The Monthly Servicing Fee owing
                           to the Servicer on the related
                           Distribution Date is ..........................................  $    40,577.87
                                                                                            --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Servicing Fees in respect of
                           prior Due Periods is ..........................................  $     -0-
                                                                                            --------------

                  (c)      The total Monthly Servicing Fee paid or payable to
                           the Servicer in respect of such Due Period [a+b] is ...........  $    40,577.87
                                                                                            --------------


                                       2

         9.       AGGREGATE MONTHLY SUBROGATION AMOUNT.

                  (a)      The Monthly Subrogation Amount
                           owing on the related Distribution
                           Date is........................................................  $     -0-
                                                                                            --------------

                  (b)      The amount of accrued and unpaid Monthly Subrogation
                           Amount in respect of prior
                           Due Periods is ................................................  $     -0-
                                                                                            --------------

                  (c)      The total Monthly Subrogation Amount paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ........................  $     -0-
                                                                                            --------------

         10.      AGGREGATE MONTHLY ADMINISTRATOR FEE.

                  (a)      The Monthly Administrator Fee owing
                           on the related Distribution Date is ...........................  $     3,343.45
                                                                                            --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Administrator Fees in respect
                           of prior Due Periods is........................................  $     -0-
                                                                                            --------------

                  (c)      The total Monthly Administrator Fee paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ........................  $     3,343.45
                                                                                            --------------

         11.      THE CASH RESERVE ACCOUNT.

                  (a)      The Insurance Reserve Amount/The Insurance
                           Deductible

                           (i)      The Insurance Reserve Amount as
                                    of the first day of the Due Period....................  $   150,157.78
                                                                                            --------------

                           (ii)     The aggregate Insurance Deductible
                                    deposited by the Seller into the
                                    Cash Reserve Account with respect
                                    to Auto Loans acquired................................  $26,741.73
                                                                                            --------------

                           (iii)    The aggregate amount to be withdrawn
                                    from the Insurance Reserve Amount,
                                    deposited into the Collection Account
                                    and applied against the aggregate
                                    amount of the Insurance Deductible....................  $     -0-
                                                                                            --------------


                                       3

                           (iv)     The aggregate amount of Monthly
                                    Subrogation Amount to be deposited
                                    into the Insurance Reserve Amount
                                    on the related Deposit Date............................ $     -0-
                                                                                            --------------

                           (v)      The Insurance Reserve Amount as of
                                    the end of the Due Period
                                    is ...................................................  $   176,899.51
                                                                                            --------------

                  (b)      The Available Cash Reserve Amount

                           (i)      The Required Cash Reserve Amount
                                    (assuming all withdrawals or deposits to
                                    be made with respect to the current
                                    Distribution Date are made) is .......................  $   457,867.16
                                                                                            --------------

                           (ii)      The Available Cash Reserve Amount available
                                     for deposit to the Collection
                                     Account on the related Deposit Date
                                     (prior to any withdrawals or deposits
                                     to be made with respect to the current
                                     Distribution Date are made) is.......................  $    41,062.13
                                                                                            --------------

                           (iii)    The amount to be deposited to (withdrawn
                                    from) the Available Cash Reserve Amount with
                                    respect to the current Distribution Date is ..........  $      0
                                                                                            --------------

                           (iv)     The amount to be deposited to (withdrawn
                                    from) the Available Cash Reserve Amount with
                                    respect to the current Distribution Date is...........  $     -0-
                                                                                            --------------

                           (v)      The Available Cash Reserve Amount
                                    available for deposit to the Collection
                                    Account on the related Deposit Date
                                    (after any withdrawals or deposits to be
                                    made with respect to the current
                                    Distribution Date are made) is........................  $    41,062.13
                                                                                            --------------

                  (c)      The total Cash Reserve Account as of the end of the
                           Due Period (after giving effect to the deposits and
                           withdrawals in (a) and (b) above) is ..........................  $   217,961.64
                                                                                            --------------


                                       4

         12.      AVAILABLE FUNDS.

                  (a)      The amount of Available Funds with
                           respect to the related Due Period was .........................  $   454,359.56
                                                                                            --------------

                  (b)      The amount of Available Funds with respect to the
                           immediately preceding Due Period that were retained
                           in the Collection Account was .................................  $      0
                                                                                            --------------

                  (c)      Interest earned on and retained in the Collection
                           Account and interest earned on the Cash Reserve
                           Account and transferred into the Collection Account
                           for the Due Period on the related Deposit Date was ............  $     3,343.45
                                                                                            --------------

                  (d)      Total distributable funds with respect
                           to the related Due Period [a+b+c] was .........................  $   457,703.01
                                                                                            --------------

                  (e)      The amount of Available Funds used to purchase
                           additional Auto Loans during the related Due Period was........  $      -0-
                                                                                            --------------

                  (f)      The amount of Available Funds and interest earned on
                           the Collection Account remaining after the purchase
                           of additional Auto Loans with respect
                           to the related Due Period [d-e] is ............................  $   457,703.01
                                                                                            --------------

         13.      DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.

                           The Certificate Rate is 6.50%.

                  (a)      The amount of the aggregate Monthly
                           Servicing Fee to be paid to the Servicer
                           on such Distribution Date is ..................................  $    40,577.87
                                                                                            --------------

                  (b)      The amount of the aggregate Monthly Subrogation
                           Amount to be paid to the Master Administrator on such
                           Distribution date is...........................................  $     -0-
                                                                                            --------------

                  (c)      The amount of the Monthly Administrator
                           Fee to be paid to the Master Administrator
                           on such Distribution Date is ..................................  $     3,343.45
                                                                                            --------------


                                       5

                  (d)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Investor Certificates at the Certificate Rate,
                           including any Shortfall so allocable is .......................  $    24,801.14
                                                                                            --------------

                  (e)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes payments
                           in reduction of principal with respect
                           to the Investor Certificates is ...............................  $   360,639.67
                                                                                            --------------

                  (e)(1)   The amount of the aggregate distribution
                           to be made on the Distribution Date
                           which constitutes Turbo Payments ..............................  $      0
                                                                                            --------------

                  (f)      The total amount of the distribution
                           to be made on such Distribution Date
                           to the Investor Certificateholders [d+e+e(1)] is ..............  $   385,440.81
                                                                                            --------------

                  (g)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Seller Certificate at the Certificate Rate is ..........  $     3,820.16
                                                                                            --------------

                  (h)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes a
                           reduction of principal with respect to the Seller
                           Certificate is ................................................  $    24,520.72
                                                                                            --------------

                  (i)      The amount to be deposited (withdrawn) in
                           the Cash Reserve Account is ...................................  $      0
                                                                                            --------------

                  (j)      The amount to be disbursed to the
                           Seller Certificateholder (other than the
                           amounts referred to in (g) and (h) is .........................  $      0
                                                                                            --------------

                  (k)      The total amount of the
                           distribution to be made to the
                           Seller Certificateholders [g+h+k] is ..........................  $    28,340.88
                                                                                            --------------


                                       6

         14.      INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE
                  PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           January 31, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was ..............  $ 4,218,031.97
                                                                                            --------------

                  (b)      The Seller Certificate Principal Balance as of
                           January 31, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution
                           Date or the effect of the computation of the
                           Individual Sold Balance relating to the purchase of
                           additional Auto Loans during the Interest-Only
                           Period in accordance with the terms of the
                           Pooling and Servicing Agreement) was ..........................  $   680,739.67
                                                                                            --------------

         15.      EVENTS OF ADMINISTRATOR TERMINATION.

                  No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of February 1999.


                                                NYLIFE SFD Holding INC.
                                                  as Master Administrator


                                                By: /s/ Scott Drath
                                                    ---------------------
                                                   Name:  Scott Drath
                                                   Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 18, 1999

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 18, 1999

             In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

    1.       AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

             As of January 31, 1999 [the close of business on the last day of the Due Period]

                       Number of Days        Number of               Aggregate Principal
                         Delinquent          Auto Loans             Balance of Auto Loans
                       --------------        ----------             ---------------------
                        current (0-29)             895                    $4,242,373
                           30 - 59                 100                       599,778
                           60 - 89                  15                        90,529
                           90 - 119                 12                        72,777
                          120 - 179                 14                       115,314
                        180 and over                 1                         6,776
                                                 -----                    ----------
                        Totals:                  1,037                    $5,127,547
                                                 =====

                Aggregate Principal Balance of Defaulted
                Auto Loans at January 31, 1999                             4,104,866
                                                                          ----------

2. TOTAL AMOUNTS COLLECTED DURING THE DUE PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

             (a)      The total amount of Payments collected
                      on the Auto Loans and deposited into the
                      Collection Account for the Due Period was .....................  $   406,692.94
                                                                                       --------------

             (b)      The total amount of Recoveries on
                      Defaulted Auto Loans collected on the
                      Auto Loans and deposited into the
                      Collection Account for the Due Period was .....................  $    74,408.35
                                                                                       --------------

             (c)      The total amounts collected on the Auto Loans and
                      deposited into the Collection
                      Account for the Due Period was [a+b] ..........................  $   481,101.29
                                                                                       --------------

    3.       DEFAULTED AUTO LOANS.

             Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------
                          11                          $85,096.07

    4. THE INFORMATION SPECIFIED IN ITEM 13(D) THROUGH (F) STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

                      The Certificate Rate is 6.5%

             (a)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes interest on the Investor
                  Certificates at the Certificate Rate, including any Shortfall so allocable stated on the basis of
                  $1,000 Initial Principal Amount is ............................  $     0.751094
                                                                                   --------------

             (b)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes payments in reduction of principal with respect to the Investor Certificate on the
                  basis of $1,000 Initial Principal Amount is ...................  $    10.921856
                                                                                   --------------

             (c)  The total amount of the distribution to be made on such
                  Distribution Date to the Investor Certificateholders on the
                  basis of $1,000 Initial Principal Amount is ...................  $    11.672950
                                                                                   --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 18, 1999

         Calculation of Required Cash Reserve Amount as of the February 22, 1999 Distribution Date.

         (i)      The Investor Certificate Principal Balance equals
                  $4,578,671.64

         (ii)     Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $457,867.16

         For purposes of this Annex C, the following term shall have the following meaning:

"REQUIRED RESERVE PERCENTAGE" MEANS:

         (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

         (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

         (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

         (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

         (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

         (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;


                                                                          Ratios
                                                                          ------
1.  Delinquency Ratio:

    January Principal Balance 60+ days (net)  =       1,528,302.96   =    16.55%
    ----------------------------------------         -------------
    January Aggregate Principal Balance               9,232,413.50


2.  Three Month Delinquency Ratio:

    Sum of November - January Principal Balances
             60+ days (net)                  =       4,652,755.60   =    16.13%
    ----------------------------------------         -------------
    Sum of November - January Principal Balances     28,852,620.07


3.  Gross Loss Ratio:

    Twelve times the:
      January Principal Balance of Defaulted
          Auto Loans repossessed              =          94,978.02   =    12.34%
    ----------------------------------------         -------------
    January Aggregate Principal Balance               9,232,413.50


4.  Three month Gross Loss Ratio:

      Twelve times the:
    Sum of November - January Principal Balances
       of Defaulted Auto Loans repossessed    =         330,208.60   =    13.73%
    ----------------------------------------         -------------
    Sum of November - January Principal Balances     28,852,620.07


5.  ALPI Claims Payment Test:

        Aggregate Principal Balance of
    ALPI Claims not paid within timeframe     =         679,403.53   =    27.44%
    ----------------------------------------         -------------
     Principal Balance of Eligible Claims             2,475,536.37

                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                    For the March 22, 1999 Distribution Date

                  For the period beginning on February 1, 1999
               and ending on February 28, 1999 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilties Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

         3.       The undersigned is an Officer of the Master Administrator.

         4.       The date of this Report is March 18, 1999.

         5.       POOL FACTOR.

                  (a)      The Pool Factor with respect to
                           February 1, 1999 was ..........................................       .12774173
                                                                                            --------------

                  (b)      The Pool Factor with respect to
                           February 28, 1999 was .........................................       .11474529
                                                                                            --------------

         6.       INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING
                  OF DUE PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           February 1, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was ..............  $ 4,218,031.97
                                                                                            --------------


                                       1

                  (b)      The Seller Certificate Principal Balance as of
                           February 1, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was ..............  $   680,739.67
                                                                                            --------------

         7.       OCCURRENCE OF A REQUIRED RESERVE EVENT

         (a)      The Delinquency Ratio is......................................................... *14.17%
                                                                                                     ------

         (b)      The Three Month Delinquency Ratio is............................................. *15.72%
                                                                                                     ------

         (c)      The Gross Loss Ratio is..........................................................   7.92%
                                                                                                     ------

         (d)      The Three Month Gross Loss Ratio is..............................................   9.47%
                                                                                                     ------

         (e)      The percentage of eligible claims on the ALPI policy not paid in a timely manner is(*)......................................................... *27.00%
                                                                                                     ------

         (f)      The Required Reserve Percentage is...............................................  10.00%
                                                                                                     ------

         (g)      * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $415,426.73 of claims which are currently in dispute. Such disputed claims represent 16.74% of all eligible claims.

                  SEE ANNEX C.1 FOR RATIO CALCULATIONS.

         8.       AGGREGATE MONTHLY SERVICING FEE.

                  (a)      The Monthly Servicing Fee owing
                           to the Servicer on the related
                           Distribution Date is ..........................................  $    38,608.76
                                                                                            --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Servicing Fees in respect of
                           prior Due Periods is ........................................... $     -0-
                                                                                            --------------

                  (c)      The total Monthly Servicing Fee paid or payable to
                           the Servicer in respect of such Due Period [a+b] is ...........  $    38,608.76
                                                                                            --------------


                                       2

         9.       AGGREGATE MONTHLY SUBROGATION AMOUNT.

                  (a)      The Monthly Subrogation Amount
                           owing on the related Distribution
                           Date is........................................................  $     -0-
                                                                                            --------------

                  (b)      The amount of accrued and unpaid Monthly Subrogation
                           Amount in respect of prior
                           Due Periods is ................................................  $     -0-
                                                                                            --------------

                  (c)      The total Monthly Subrogation Amount paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ........................  $     -0-
                                                                                            --------------

         10.      AGGREGATE MONTHLY ADMINISTRATOR FEE.

                  (a)      The Monthly Administrator Fee owing
                           on the related Distribution Date is ...........................  $     2,918.99
                                                                                            --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Administrator Fees in respect
                           of prior Due Periods is........................................  $     -0-
                                                                                            --------------

                  (c)      The total Monthly Administrator Fee paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ........................  $     2,918.99
                                                                                            --------------

         11.      THE CASH RESERVE ACCOUNT.

                  (a)      The Insurance Reserve Amount/The Insurance
                           Deductible

                           (i)      The Insurance Reserve Amount as
                                    of the first day of the Due Period....................  $   176,899.51
                                                                                            --------------

                           (ii)     The aggregate Insurance Deductible
                                    deposited by the Seller into the
                                    Cash Reserve Account with respect
                                    to Auto Loans acquired................................  $     -0-
                                                                                            --------------

                           (iii)    The aggregate amount to be withdrawn
                                    from the Insurance Reserve Amount,
                                    deposited into the Collection Account
                                    and applied against the aggregate
                                    amount of the Insurance Deductible....................  $    17,394.26
                                                                                            --------------


                                       3

                           (iv)     The aggregate amount of Monthly
                                    Subrogation Amount to be deposited
                                    into the Insurance Reserve Amount
                                    on the related Deposit Date...........................  $     -0-
                                                                                            --------------

                           (v)      The Insurance Reserve Amount as of
                                    the end of the Due Period is..........................  $   159,505.25
                                                                                            --------------

                  (b)      The Available Cash Reserve Amount

                           (i)      The Required Cash Reserve Amount
                                    (assuming all withdrawals or deposits to
                                    be made with respect to the current
                                    Distribution Date are made) is .......................  $   421,803.20
                                                                                            --------------

                           (ii)      The Available Cash Reserve Amount available
                                     for deposit to the Collection
                                     Account on the related Deposit Date
                                     (prior to any withdrawals or deposits
                                     to be made with respect to the current
                                     Distribution Date are made) is ......................  $    41,062.13
                                                                                            --------------

                           (iii)    The amount to be deposited to (withdrawn
                                    from) the Available Cash Reserve Amount with
                                    respect to the current Distribution Date is...........  $     -0-
                                                                                            --------------

                           (iv)     The amount to be deposited to (withdrawn
                                    from) the Available Cash Reserve Amount with
                                    respect to the current Distribution Date is...........  $     -0-
                                                                                            --------------

                           (v)      The Available Cash Reserve Amount available
                                    for deposit to the Collection Account on the
                                    related Deposit Date (after any withdrawals
                                    or deposits to be made with respect to the
                                    current Distribution Date are made) is ...............  $    41,062.13
                                                                                            --------------

                  (c)      The total Cash Reserve Account as of the end of the
                           Due Period (after giving effect to the deposits and
                           withdrawals in (a) and (b) above) is ..........................  $   200,567.38
                                                                                            --------------


                                       4

         12.      AVAILABLE FUNDS.

                  (a)      The amount of Available Funds with
                           respect to the related Due Period was .........................  $   560,687.53
                                                                                            --------------

                  (b)      The amount of Available Funds with respect to the
                           immediately preceding Due Period that were retained
                           in the Collection Account was .................................  $      0
                                                                                            --------------

                  (c)      Interest earned on and retained in the Collection
                           Account and interest earned on the Cash Reserve
                           Account and transferred into the Collection Account
                           for the Due Period on the related Deposit Date was ............  $     2,918.99
                                                                                            --------------

                  (d)      Total distributable funds with respect
                           to the related Due Period [a+b+c] was .........................  $   563,606.52
                                                                                            --------------

                  (e)      The amount of Available Funds used to purchase
                           additional Auto Loans during
                           the related Due Period was.....................................  $     -0-
                                                                                            --------------

                  (f)      The amount of Available Funds and interest earned on
                           the Collection Account remaining after the purchase
                           of additional Auto Loans with respect
                           to the related Due Period [d-e] is ............................  $   563,606.52
                                                                                            --------------

         13.      DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.
                           The Certificate Rate is 6.50%.

                  (a)      The amount of the aggregate Monthly
                           Servicing Fee to be paid to the Servicer
                           on such Distribution Date is ..................................  $    38,608.76
                                                                                            --------------

                  (b)      The amount of the aggregate Monthly Subrogation
                           Amount to be paid to the Master Administrator on such
                           Distribution date is...........................................  $     -0-
                                                                                            --------------

                  (c)      The amount of the Monthly Administrator
                           Fee to be paid to the Master Administrator
                           on such Distribution Date is ..................................  $     2,918.99
                                                                                            --------------


                                       5

                  (d)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Investor Certificates at the Certificate Rate,
                           including any Shortfall so allocable is .......................  $    22,847.67
                                                                                            --------------

                  (e)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes payments
                           in reduction of principal with respect
                           to the Investor Certificates is ...............................  $   395,448.92
                                                                                            --------------

                  (e)(1)   The amount of the aggregate distribution
                           to be made on the Distribution Date
                           which constitutes Turbo Payments ..............................  $    33,693.64
                                                                                            --------------

                  (f)      The total amount of the distribution
                           to be made on such Distribution Date
                           to the Investor Certificateholders [d+e+e(1)] is ..............  $   451,990.23
                                                                                            --------------

                  (g)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Seller Certificate at the Certificate Rate is ..........  $     3,687.34
                                                                                            --------------

                  (h)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes a
                           reduction of principal with respect to the Seller
                           Certificate is ................................................  $    43,938.77
                                                                                            --------------

                  (i)      The amount to be deposited (withdrawn) in
                           the Cash Reserve Account is ...................................  $      0
                                                                                            --------------

                  (j)      The amount to be disbursed to the
                           Seller Certificateholder (other than the
                           amounts referred to in (g) and (h) is .........................  $    22,462.43
                                                                                            --------------

                  (k)      The total amount of the
                           distribution to be made to the
                           Seller Certificateholders [g+h+k] is ..........................  $    70,088.54
                                                                                            --------------


                                       6

         14.      INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE
                  PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           February 28, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was ..............  $ 3,788,889.41
                                                                                            --------------

                  (b)      The Seller Certificate Principal Balance as of
                           February 28, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution
                           Date or the effect of the computation of the
                           Individual Sold Balance relating to the purchase of
                           additional Auto Loans during the Interest-Only
                           Period in accordance with the terms of the
                           Pooling and Servicing Agreement) was ..........................  $   636,800.90
                                                                                            --------------

         15.      EVENTS OF ADMINISTRATOR TERMINATION.

                  No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of March 1999.


                                                NYLIFE SFD Holding INC.
                                                  as Master Administrator


                                                By: /s/ Scott Drath
                                                    --------------------
                                                    Name:  Scott Drath
                                                    Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1999

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1999

         In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

    1.       AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

             As of February 28, 1999 [the close of business on the last day of the Due Period]

                       Number of Days        Number of               Aggregate Principal
                         Delinquent          Auto Loans             Balance of Auto Loans
                       --------------        ----------             ---------------------
                        current (0-29)            889                     $4,014,515
                           30 - 59                 78                        404,583
                           60 - 89                 20                         93,759
                           90 - 119                13                         56,464
                          120 - 179                20                        118,838
                        180 and over                0                            -0-
                                                -----                     ----------
                        Totals:                 1,020                     $4,688,159
                                                =====

                Aggregate Principal Balance of Defaulted
                Auto Loans at February 28, 1999                            4,112,955
                                                                          ----------

2. Total Amounts Collected during the Due PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

             (a)      The total amount of Payments collected
                      on the Auto Loans and deposited into the
                      Collection Account for the Due Period was .....................  $   478,309.88
                                                                                       --------------

             (b)      The total amount of Recoveries on
                      Defaulted Auto Loans collected on the
                      Auto Loans and deposited into the
                      Collection Account for the Due Period was .....................  $    64,983.39
                                                                                       --------------

             (c)      The total amounts collected on the Auto Loans and
                      deposited into the Collection
                      Account for the Due Period was [a+b] ..........................  $   543,293.27
                                                                                       --------------

    3.       DEFAULTED AUTO LOANS.

             Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------
                          6                          $44,567.26

    4. THE INFORMATION SPECIFIED IN ITEM 13(D) THROUGH (F) STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

                      The Certificate Rate is 6.5%

             (a)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes interest on the Investor
                  Certificates at the Certificate Rate, including any Shortfall so allocable stated on the basis of $1,000 Initial Principal
                  Amount is .....................................................  $     0.691934
                                                                                   --------------

             (b)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes payments in reduction of principal with respect to the Investor Certificate on the
                  basis of $1,000 Initial Principal Amount is ...................  $    12.996443
                                                                                   --------------

             (c)  The total amount of the distribution to be made on such
                  Distribution Date to the Investor Certificateholders on the
                  basis of $1,000 Initial Principal Amount is ...................  $    13.688377
                                                                                   --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1999

         Calculation of Required Cash Reserve Amount as of the March 22, 1999 Distribution Date.

         (i)      The Investor Certificate Principal Balance equals
                  $4,218,031.97

         (ii)     Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $421,803.20

         For purposes of this Annex C, the following term shall have the following meaning:

"REQUIRED RESERVE PERCENTAGE" MEANS:

         (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

         (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

         (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

         (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

         (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

         (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;


                                                                          Ratios
                                                                          ------
1.  Delinquency Ratio:

    February Principal Balance 60+ days (net)  =      1,246,887.62   =    14.17%
    ----------------------------------------         -------------
    February Aggregate Principal Balance              8,801,114.31


2.  Three Month Delinquency Ratio:

    Sum of December - February Principal Balances
              60+ days (net)                   =      4,337,319.93   =    15.72%
    ----------------------------------------         -------------
    Sum of December - February Principal Balances    27,586,836.09


3.  Gross Loss Ratio:

    Twelve times the:
      February Principal Balance of Defaulted
          Auto Loans repossessed               =         58,115.43   =     7.92%
    ----------------------------------------         -------------
    February Aggregate Principal Balance              8,801,114.31


4.  Three month Gross Loss Ratio:

      Twelve times the:
    Sum of December - February Principal Balances
       of Defaulted Auto Loans repossessed     =        217,722.08   =     9.47%
    ----------------------------------------         -------------
    Sum of December - February Principal Balances    27,586,836.09


5.  ALPI Claims Payment Test:

        Aggregate Principal Balance of
    ALPI Claims not paid within timeframe     =         669,952.95   =    27.00%
    ----------------------------------------         -------------
     Principal Balance of Eligible Claims             2,481,654.17

                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                    For the April 20, 1999 Distribution Date

                    For the period beginning on March 1, 1999
                 and ending on March 31, 1999 (the "Due Period")

           -----------------------------------------------------------

         The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, American Lenders Facilties Inc., as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

         2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

         3.       The undersigned is an Officer of the Master Administrator.

         4.       The date of this Report is April 16, 1999.

         5.       POOL FACTOR.

                  (a)      The Pool Factor with respect to
                           March 1, 1999 was .............................................      .11474529
                                                                                           --------------

                  (b)      The Pool Factor with respect to
                           March 31, 1999 was ............................................      .09374183
                                                                                           --------------

         6.       INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING
                  OF DUE PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           March 1, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding
                           Distribution Date) was ........................................ $ 3,788,889.41
                                                                                           --------------


                                       1

                  (b)      The Seller Certificate Principal Balance as of March
                           1, 1999 (after giving effect to the disbursements in
                           reduction of principal, if any, on the immediately
                           preceding Distribution
                           Date) was ..................................................... $   636,800.90
                                                                                           --------------

         7.       OCCURRENCE OF A REQUIRED RESERVE EVENT

         (a)      The Delinquency Ratio is........................................................ *13.34%
                                                                                                    ------

         (b)      The Three Month Delinquency Ratio is............................................ *14.75%
                                                                                                    ------

         (c)      The Gross Loss Ratio is.........................................................  14.38%
                                                                                                    ------

         (d)      The Three Month Gross Loss Ratio is.............................................  11.49%
                                                                                                    ------

         (e)      The percentage of eligible claims on the ALPI policy not paid in a timely manner is(*)........................................................ *26.18%
                                                                                                    ------

         (f)      The Required Reserve Percentage is..............................................  10.00%
                                                                                                    ------

         (g)      * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $389,123.57 of claims which are currently in dispute. Such disputed claims represent 15.95% of all eligible claims.

                  SEE ANNEX C.1 FOR RATIO CALCULATIONS.

         8.       AGGREGATE MONTHLY SERVICING FEE.

                  (a)      The Monthly Servicing Fee owing
                           to the Servicer on the related
                           Distribution Date is .......................................... $    42,825.24
                                                                                           --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Servicing Fees in respect of
                           prior Due Periods is .......................................... $     -0-
                                                                                           --------------

                  (c)      The total Monthly Servicing Fee paid or payable to
                           the Servicer in respect
                           of such Due Period [a+b] is ................................... $    42,825.24
                                                                                           --------------


                                       2

         9.       AGGREGATE MONTHLY SUBROGATION AMOUNT.

                  (a)      The Monthly Subrogation Amount
                           owing on the related Distribution
                           Date is ....................................................... $     -0-
                                                                                           --------------

                  (b)      The amount of accrued and unpaid Monthly Subrogation
                           Amount in respect of prior
                           Due Periods is ................................................ $     -0-
                                                                                           --------------


                  (c)      The total Monthly Subrogation Amount paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ........................ $     -0-
                                                                                           --------------

         10.      AGGREGATE MONTHLY ADMINISTRATOR FEE.

                  (a)      The Monthly Administrator Fee owing
                           on the related Distribution Date is ........................... $     3,327.02
                                                                                           --------------

                  (b)      The amount of accrued and unpaid
                           Monthly Administrator Fees in respect
                           of prior Due Periods is........................................ $     -0-
                                                                                           --------------

                  (c)      The total Monthly Administrator Fee paid or payable
                           to the Master Administrator
                           in respect of such Due Period [a+b] is ........................ $    3,327.029
                                                                                           --------------

         11.      THE CASH RESERVE ACCOUNT.

                  (a)      The Insurance Reserve Amount/The Insurance
                           Deductible

                           (i)      The Insurance Reserve Amount as
                                    of the first day of the Due Period.................... $   159,505.25
                                                                                           --------------

                           (ii)     The aggregate Insurance Deductible
                                    deposited by the Seller into the
                                    Cash Reserve Account with respect
                                    to Auto Loans acquired................................ $     -0-
                                                                                           --------------

                           (iii)    The aggregate amount to be withdrawn
                                    from the Insurance Reserve Amount,
                                    deposited into the Collection Account
                                    and applied against the aggregate
                                    amount of the Insurance Deductible.................... $    19,796.22
                                                                                           --------------


                                       3

                           (iv)     The aggregate amount of Monthly
                                    Subrogation Amount to be deposited
                                    into the Insurance Reserve Amount
                                    on the related Deposit Date........................... $     -0-
                                                                                           --------------

                           (v)      The Insurance Reserve Amount as of
                                    the end of the Due Period
                                    is.................................................... $   139,709.03
                                                                                           --------------

                  (b)      The Available Cash Reserve Amount

                           (i)      The Required Cash Reserve Amount
                                    (assuming all withdrawals or deposits to
                                    be made with respect to the current
                                    Distribution Date are made) is........................ $   378,888.94
                                                                                           --------------

                           (ii)      The Available Cash Reserve Amount available
                                     for deposit to the Collection
                                     Account on the related Deposit Date
                                     (prior to any withdrawals or deposits
                                     to be made with respect to the current
                                     Distribution Date are made) is ...................... $    41,062.13
                                                                                           --------------

                           (iii)    The amount to be deposited to (withdrawn
                                    from) the Available Cash Reserve Amount with
                                    respect to the current Distribution Date is........... $     -0-
                                                                                           --------------

                           (iv)     The amount to be deposited to (withdrawn
                                    from) the Available Cash Reserve Amount with
                                    respect to the
                                    current Distribution Date is.......................... $     -0-
                                                                                           --------------

                           (v)      The Available Cash Reserve Amount available
                                    for deposit to the Collection Account on the
                                    related Deposit Date (after any withdrawals
                                    or deposits to be made with respect to the
                                    current Distribution Date are made) is................ $    41,062.13
                                                                                           --------------

                  (c)      The total Cash Reserve Account as of the end of the
                           Due Period (after giving effect to the deposits and
                           withdrawals in (a) and (b) above) is .......................... $   180,771.16
                                                                                           --------------


                                       4

         12.      AVAILABLE FUNDS.

                  (a)      The amount of Available Funds with
                           respect to the related Due Period was ......................... $ 1,007,700.79
                                                                                           --------------

                  (b)      The amount of Available Funds with
                           respect to the immediately preceding
                           Due Period that were retained in the
                           Collection Account was......................................... $      0
                                                                                           --------------

                  (c)      Interest earned on and retained in the Collection
                           Account and interest earned on the Cash Reserve
                           Account and transferred into the Collection Account
                           for the Due Period on the related Deposit Date was ............ $     3,327.02
                                                                                           --------------

                  (d)      Total distributable funds with respect
                           to the related Due Period [a+b+c] was ......................... $ 1,011,027.81
                                                                                           --------------

                  (e)      The amount of Available Funds used to purchase
                           additional Auto Loans during
                           the related Due Period was..................................... $     -0-
                                                                                           --------------

                  (f)      The amount of Available Funds and interest earned on
                           the Collection Account remaining after the purchase
                           of additional Auto Loans with respect
                           to the related Due Period [d-e] is ............................ $ 1,011,027.81
                                                                                           --------------

         13.      DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.
                           The Certificate Rate is 6.50%.

                  (a)      The amount of the aggregate Monthly
                           Servicing Fee to be paid to the Servicer
                           on such Distribution Date is .................................. $    42,825.24
                                                                                           --------------

                  (b)      The amount of the aggregate Monthly Subrogation
                           Amount to be paid to the Master Administrator on such
                           Distribution date is........................................... $     -0-
                                                                                           --------------

                  (c)      The amount of the Monthly Administrator
                           Fee to be paid to the Master Administrator
                           on such Distribution Date is .................................. $     3,327.02
                                                                                           --------------


                                       5

                  (d)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Investor Certificates at the Certificate Rate,
                           including any Shortfall so allocable is ....................... $    20,523.15
                                                                                           --------------

                  (e)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes payments
                           in reduction of principal with respect
                           to the Investor Certificates is ............................... $   386,977.46
                                                                                           --------------

                  (e)(1)   The amount of the aggregate distribution
                           to be made on the Distribution Date
                           which constitutes Turbo Payments .............................. $   306,556.86
                                                                                           --------------

                  (f)      The total amount of the distribution
                           to be made on such Distribution Date
                           to the Investor Certificateholders [d+e+e(1)] is .............. $   714,057.47
                                                                                           --------------

                  (g)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes interest
                           on the Seller Certificate at the Certificate Rate is .......... $     3,449.34
                                                                                           --------------

                  (h)      The amount of the aggregate distribution to be made
                           on such Distribution Date which constitutes a
                           reduction of principal with respect to the Seller
                           Certificate is ................................................ $    42,997.50
                                                                                           --------------

                  (i)      The amount to be deposited (withdrawn) in
                           the Cash Reserve Account is ................................... $      0
                                                                                           --------------

                  (j)      The amount to be disbursed to the
                           Seller Certificateholder (other than the
                           amounts referred to in (g) and (h) is ......................... $   204,371.24
                                                                                           --------------

                  (k)      The total amount of the
                           distribution to be made to the
                           Seller Certificateholders [g+h+k] is .......................... $   250,818.08
                                                                                           --------------


                                       6

         14.      INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE
                  PERIOD).

                  (a)      The Investor Certificate Principal Balance as of
                           March 31, 1999 (after giving effect to the
                           disbursements in reduction of principal, if any, on
                           the immediately preceding Distribution Date) was .............. $ 3,095,355.09
                                                                                           --------------

                  (b)      The Seller Certificate Principal Balance as of March
                           31, 1999 (after giving effect to the disbursements in
                           reduction of principal, if any, on the immediately
                           preceding Distribution Date or the effect of the
                           computation of the Individual Sold Balance relating
                           to the purchase of additional Auto Loans during the
                           Interest-Only Period in accordance with the terms of
                           the Pooling and Servicing Agreement) was ...................... $   593,803.40
                                                                                           --------------

         15.      EVENTS OF ADMINISTRATOR TERMINATION.

                  No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of April 1999.


                                                NYLIFE SFD Holding INC.
                                                  as Master Administrator


                                                By: /s/ Scott Drath
                                                   -------------------
                                                   Name:  Scott Drath
                                                   Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1999

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1999

             In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

    1.       AGGREGATE PRINCIPAL BALANCE OF PERFORMING ACTIVE LOANS.

             As of March 31, 1999 [the close of business on the last day of the Due Period]

                       Number of Days        Number of               Aggregate Principal
                         Delinquent          Auto Loans             Balance of Auto Loans
                       --------------        ----------             ---------------------
                        current (0-29)           890                      $3,734,131
                           30 - 59                63                         315,518
                           60 - 89                18                          72,281
                           90 - 119               12                          46,266
                          120 - 179               19                          91,446
                        180 and over               2                          (1,458)
                                               -----                      ----------
                        Totals:                1,004                      $4,258,184
                                               =====

                Aggregate Principal Balance of Defaulted
                Auto Loans at March 31, 1999                               3,849,395
                                                                          ----------

    2. TOTAL AMOUNTS COLLECTED DURING THE DUE PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

             (a)      The total amount of Payments collected
                      on the Auto Loans and deposited into the
                      Collection Account for the Due Period was ..................... $   901,768.50
                                                                                      --------------

             (b)      The total amount of Recoveries on
                      Defaulted Auto Loans collected on the
                      Auto Loans and deposited into the
                      Collection Account for the Due Period was ..................... $    86,136.07
                                                                                      --------------

             (c)      The total amounts collected on the Auto Loans and
                      deposited into the Collection
                      Account for the Due Period was [a+b] .......................... $   987,904.57
                                                                                      --------------

    3.       DEFAULTED AUTO LOANS.

             Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------

                          12                         $83,069.96

    4. THE INFORMATION SPECIFIED IN ITEM 13(D) THROUGH (F) STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

                      The Certificate Rate is 6.5%

             (a)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes interest on the Investor
                  Certificates at the Certificate Rate, including any Shortfall so allocable stated on the basis of $1,000 Initial Principal
                  Amount is ..................................................... $     0.621537
                                                                                  --------------

             (b)  The amount of the aggregate distribution to be made on such
                  Distribution Date which constitutes payments in reduction of principal with respect to the Investor Certificate on the
                  basis of $1,000 Initial Principal Amount is ................... $    21.003462
                                                                                  --------------

             (c)  The total amount of the distribution to be made on such
                  Distribution Date to the Investor Certificateholders on the
                  basis of $1,000 Initial Principal Amount is ................... $    21.624999
                                                                                  --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED April 16, 1999

         Calculation of Required Cash Reserve Amount as of the April 20, 1999 Distribution Date.

         (i)      The Investor Certificate Principal Balance equals
                  $3,788,889.41

         (ii)     Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $378,888.94

         For purposes of this Annex C, the following term shall have the following meaning:

"REQUIRED RESERVE PERCENTAGE" MEANS:

         (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

         (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

         (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

         (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

         (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

         (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;


                                                                          Ratios
                                                                          ------
1.  Delinquency Ratio:

    March Principal Balance 60+ days (net)    =       1,081,183.36   =    13.34%
    ----------------------------------------         -------------
    March Aggregate Principal Balance                 8,107,579.36


2.  Three Month Delinquency Ratio:

    Sum of January - March Principal Balances
              60+ days (net)                  =       3,856,373.94   =    14.75%
    ----------------------------------------         -------------
    Sum of January - March Principal Balances        26,141,107.17


3.  Gross Loss Ratio:

    Twelve times the:
      March Principal Balance of Defaulted
          Auto Loans repossessed              =          97,169.63   =    14.38%
    ----------------------------------------         -------------
    March Aggregate Principal Balance                 8,107,579.36


4.  Three month Gross Loss Ratio:

      Twelve times the
    Sum of January - March Principal Balances
       of Defaulted Auto Loans repossessed    =         250,263.08   =    11.49%
    ----------------------------------------         -------------
    Sum of January - March Principal Balances        26,141,107.17


5.  ALPI Claims Payment Test:

        Aggregate Principal Balance of
    ALPI Claims not paid within timeframe     =         638,636.67   =    26.18%
    ----------------------------------------         -------------
     Principal Balance of Eligible Claims             2,439,348.00